May 19, 2020 ANNUAL SHAREHOLDERS’ MEETING If you are participating in the live meeting, please be sure to click on the link that appears on this webpage to review the Meeting Rules of Conduct before the meeting begins. 1

May 19, 2020 ANNUAL SHAREHOLDERS’ MEETING 2

Phil Wenger, Chairman and CEO WELCOME AND OPENING REMARKS 3

TODAY’S AGENDA • Business Meeting • Proposals: • Election of Directors • Say-on-Pay Resolution • Ratification of the appointment of KPMG, LLP as Fulton’s independent auditor • Senior Management Introductions • Results of Voting • Conclusion of Business Meeting • Management Presentation • Questions and Answers • Adjourn Meeting 4

BOARD OF DIRECTORS Ron Spair 5

VOTE REPORT AND CONCLUSION OF BUSINESS MEETING 6

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements with respect to the Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, they are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation's actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2019, quarterly report on Form 10-Q for the quarter ended March 31, 2020 and other current and periodic reports, which have been or will be filed with the Securities and Exchange Commission and are or will be available in the Investor Relations section of the Corporation's website (www.fult.com) and on the Securities and Exchange Commission's website (www.sec.gov). 7

SENIOR MANAGEMENT Front row, left to right: Angie Sargent, Meg Mueller, Mark McCollom, Curt Myers Back row, left to right: Betsy Chivinski, Bernadette Taylor, Dan Stolzer, Phil Wenger, Angela Snyder, Dave Campbell 8

2019 HIGHLIGHTS Record net income of $226.3 million, or $1.35 per diluted share Key Accomplishments: • Earnings per share increased 14% over 2018 • Termination of remaining BSA/AML regulatory orders • Successful consolidation of affiliate banks into Fulton Bank, N.A. • Continuation of organic growth into fast growing urban markets • Acquisition of two wealth management businesses 9

1ST QUARTER 2020 HIGHLIGHTS Net income of $26 million, or $0.16 per diluted share Quarter highlights: • Net income decreased nearly 46% from 4th quarter 2019 • Implemented CECL methodology, which requires us to look at expected credit losses, in addition to actual credit losses • Increases in mortgage banking revenues • Growth in commercial line utilization and volumes from new commercial customers • Decreases in consumer card, merchant and commercial card income, and capital market revenues • Higher provision for credit losses linked quarter due to anticipated 10 economic impacts of COVID-19

COVID-19 RESPONSE • Supporting affected individuals, families and businesses • Redesigned service delivery model to protect customers and employees • Implemented prudent safety protocols • Instituted special assistance programs for customers • Issued nearly $2 billion in SBA guaranteed loans to more than 9,400 small business, nonprofit and commercial customers through the SBA’s Paycheck Protection Program • Preserved capital and liquidity strength • Made a contribution to our new Fulton Forward Foundation for COVID-19 support

QUESTIONS & ANSWERS May 19, 2020 12